UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 27, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On March 27, 2017, Perrigo Company plc (the “Company”), through its wholly-owned subsidiary Perrigo Pharma International Designated Activity Company (“Perrigo DAC”), completed the divestiture of its rights to the royalty stream from global net sales of the multiple sclerosis drug Tysabri® (natalizumab) to RPI Finance Trust, a Delaware statutory trust (“RPI”), pursuant to the Purchase and Sale Agreement, dated February 27, 2017, by and among the Company, Perrigo DAC, and RPI (the “Agreement”). RPI is an affiliate of Royalty Pharma.
Pursuant to the Agreement, Perrigo DAC sold RPI all of its rights under the asset purchase agreement, dated February 5, 2013, by and among certain Perrigo affiliates and Biogen International Holding Ltd. (f/k/a Biogen Idec International Holding Ltd.) (the “Original Asset Purchase Agreement”) to receive royalty payments in respect of worldwide net sales of Tysabri® made on or after January 1, 2017.
RPI paid Perrigo DAC $2.2 billion in cash at closing, and agreed to make additional milestone payments to Perrigo DAC of (a) $250 million if the Tysabri® royalty amounts payable pursuant to the Original Asset Purchase Agreement for the twelve months ended December 31, 2018 meet specified thresholds and (b) $400 million if the Tysabri® royalty amounts payable pursuant to the Original Asset Purchase Agreement for the twelve months ended December 31, 2020 meet specified thresholds.
Additionally, Perrigo DAC assigned to RPI certain information and audit rights under the Original Asset Purchase Agreement related to the Tysabri® royalties. The Agreement also provided for the allocation of certain obligations of Perrigo DAC under the Original Asset Purchase Agreement and contained various representations and warranties, covenants, indemnification obligations and other provisions customary for transactions of this nature. The Company has provided a limited guarantee of Perrigo DAC’s obligations under the Agreement.
The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 28, 2017, and is incorporated herein by reference.
Further to previous disclosure, the Company and its independent auditor, Ernst & Young LLP (“E&Y”), have not yet been able to fully complete their respective reviews of the historical revenue recognition practices associated with the Tysabri® royalty stream. As a result, the Company has not yet released audited financial statements for the fiscal year ended December 31, 2016, or filed its Annual Report on Form 10-K for that fiscal year. Accordingly, it is not practicable for the Company to prepare and file pro forma financial information relating to the completed Tysabri® royalty stream divestiture at this time.
E&Y, together with the Company’s full cooperation, is focused on completing its audit procedures, including the previously-discussed scope of work related to the review of the deferred tax assets and other related effects at Omega Pharma Invest N.V., to enable the Company to file its Annual Report on Form 10-K as soon as practical. The Company expects to file an amendment to this Current Report on Form 8-K to file the pro forma financial information required by Article 11 of Regulation S-X as soon as practicable after its Annual Report on Form 10-K is filed.

Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The information included in the last two paragraphs of Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
(d) Exhibits

10.1
Purchase and Sale Agreement by and among Perrigo Pharma International Designated Activity Company, Perrigo Company plc and RPI Finance Trust, dated February 27, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 28, 2017).

Forward-Looking Statements
Certain statements in this filing are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including the time, effort and expense to complete its 2016 Form 10-K, future impairment charges, the ability to achieve its guidance, the completion of announced acquisitions or dispositions, the ability to execute and achieve the desired benefits of announced initiatives, the timing, amount and cost of share repurchases, and whether Tysabri® royalty amounts payable pursuant to the Original Asset Purchase Agreement for the twelve month periods ended December 31, 2018 and December 31, 2020 will exceed the respective thresholds specified in the Agreement thereby requiring RPI to make either or both milestone payments provided for under the Agreement and whether RPI will pay either or both of such milestone payments if such specified thresholds are met. In addition, the Company may identify and be unable to remediate one or more material weaknesses in its internal control over financial reporting, need to restate its financial statements, conclude that investors should no longer rely upon previously issued financial statements or be unable to regain compliance with the NYSE continued listing rules. Furthermore, if the Company and/or its subsidiaries are required to restate their financial statements it and/or its subsidiaries may incur additional tax liabilities in respect of 2016 and prior years or may be found to have breached certain provisions of Irish company legislation in respect of prior financial statements and if so, may incur additional expenses and penalties. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-KT for the six-month period ended December 31, 2015, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Dated:	March 29, 2017	PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

10.1
Purchase and Sale Agreement by and among Perrigo Pharma International Designated Activity Company, Perrigo Company plc and RPI Finance Trust, dated February 27, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 28, 2017).